Thomas Crown Global Long/Short Equity Fund

Institutional Class	TCLSX
A series of Trust for Advised Portfolios (the “Trust”)

November 4, 2015

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated December 30, 2014

Based upon a recommendation by Thomas Crown Capital, LLC (the “Adviser”), the investment adviser to the Thomas Crown Global Long/Short Equity Fund (the “Fund”), the Board of Trustees (the “Board”) of Trust for Advised Portfolios has determined to close and liquidate the Fund.  The Adviser recommended this action due to the fact that there are no meaningful prospects for growth in assets and that the Fund is no longer economically viable.  As a result, the Board concluded that it would be in the best interests of the Fund and Fund shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets on November 13, 2015.  You are welcome, however, to redeem your shares before that date.

Effective November 5, 2015, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective after November 5, 2015, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by November 12, 2015, will automatically be redeemed on November 13, 2015, and net cash proceeds, less any required withholdings, will be sent to the address of record.

If the Fund has not received your redemption request or other instruction by November 12, 2015, your shares will be redeemed on November 13, 2015, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on November 13, 2015.

Please contact the Fund at 1-844-TCCFUND (822-3863) if you have any questions.

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Please retain this Supplement with your Prospectus and SAI for future reference.